UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 August 23, 2006
                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


        000-50421                                      06-1672840
(Commission File Number)                      (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 1.01  Entry into a Material Definitive Agreement.

         Second Supplemental Indenture: On August 23, 2006, the Company, through Conn Funding II, L.P., a special purpose affiliate of the Company, entered a "Second Supplemental Indenture" with Wells Fargo Bank, National Association, as Trustee, amending its "Base Indenture" dated September 1, 2002 (as amended, supplemented and otherwise modified through the date of the Second Supplemental Indenture).

         This Second Supplemental Indenture provides for an increase in the Variable Funding Note issued under the Indenture of $50,000,000, from $250,000,000 to $300,000,000, amends the existing "change in control" provisions by placing certain limitations on the acquisition of the Company by third parties, the failure of the Company to continue its existing ownership of Conn Appliances, Inc. and a change in the existing partnership structure of Conn Funding II, L.P., provides for an increase in the eligible receivables limitation for funding of certain receivables, and allows the Company to include certain retail installment contracts and revolving charge agreement receivables, including the Company's Cash Option and Deferred Interest Receivables for terms up to 48 months in the eligible asset base of its asset backed securitization financing arrangements, providing partial funding of these receivables. Other amendments were made to provide specificity required in conformance with Statement of Financial Accounting Standards No. 140, Accounting for the Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.


Item 9.01  Financial Statements and Exhibits

Exhibit 99.1    Second Supplemental Indenture

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONN'S, INC.


Date:  August 25, 2006                     By:    /s/ David L. Rogers
                                                  ------------------------------
                                                  David L. Rogers
                                                  Chief Financial Officer

                                  EXHIBIT 99.1

                          SECOND SUPPLEMENTAL INDENTURE